Fair Value Measurements	12 Months Ended
Dec. 29, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
Fair Value Measurements
The Company uses forward foreign exchange contracts to manage its exposure to the variability of cash flows, primarily related to the foreign exchange rate changes of future intercompany product and third-party purchases of materials denominated in foreign currency. The Company uses cross currency interest rate swaps to manage currency risk primarily related to borrowings. Both types of derivatives are designated as cash flow hedges.
Additionally, the company uses interest rate swaps as an instrument to manage interest rate risk related to fixed rate borrowings. These derivatives are treated as fair value hedges. The Company also uses forward foreign exchange contracts to manage its exposure to the variability of cash flows for repatriation of foreign dividends. These contracts are designated as net investment hedges. Additionally, the Company uses forward foreign exchange contracts to offset its exposure to certain foreign currency assets and liabilities. These forward foreign exchange contracts are not designated as hedges and therefore, changes in the fair values of these derivatives are recognized in earnings, thereby offsetting the current earnings effect of the related foreign currency assets and liabilities.
The Company does not enter into derivative financial instruments for trading or speculative purposes, or that contain credit risk related contingent features or requirements to post collateral. On an ongoing basis, the Company monitors counterparty credit ratings. The Company considers credit non-performance risk to be low, because the Company enters into agreements with commercial institutions that have at least an "A" (or equivalent) credit rating. As of December 29, 2013, the Company had notional amounts outstanding for forward foreign exchange contracts, cross currency interest rate swaps and interest rate swaps of $26.9 billion, $2.4 billion and $1.0 billion, respectively.
All derivative instruments are recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.
The designation as a cash flow hedge is made at the entrance date of the derivative contract. At inception, all derivatives are expected to be highly effective. Changes in the fair value of a derivative that is designated as a cash flow hedge and is highly effective are recorded in accumulated other comprehensive income until the underlying transaction affects earnings, and are then reclassified to earnings in the same account as the hedged transaction. Gains and losses associated with interest rate swaps are recorded to interest expense in the period in which they occurred. Gains and losses on net investment hedges are accounted for through the currency translation account and are insignificant. On an ongoing basis, the Company assesses whether each derivative continues to be highly effective in offsetting changes of hedged items. If and when a derivative is no longer expected to be highly effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is included in current period earnings in Other (income) expense, net for forward foreign exchange contracts and cross currency interest rate swaps. For interest rate swaps designated as fair value hedges, hedge ineffectiveness, if any, is included in current period earnings within interest expense. For the current reporting period, hedge ineffectiveness associated with interest rate swaps are not material.
As of December 29, 2013, the balance of deferred net gains on derivatives included in accumulated other comprehensive income was $245 million after-tax. For additional information, see the Consolidated Statements of Comprehensive Income and Note 13. The Company expects that substantially all of the amounts related to forward foreign exchange contracts will be reclassified into earnings over the next 12 months as a result of transactions that are expected to occur over that period. The maximum length of time over which the Company is hedging transaction exposure is 18 months, excluding interest rate contracts. The amount ultimately realized in earnings will differ as foreign exchange rates change. Realized gains and losses are ultimately determined by actual exchange rates at maturity of the derivative.
The following table is a summary of the activity related to derivatives designated as cash flow hedges for the fiscal years ended December 29, 2013 and December 30, 2012:

(Dollars in Millions)	Gain/(Loss) Recognized in Accumulated OCI(1)		Gain/(Loss) Reclassified from Accumulated OCI Into Income(1)		Gain/(Loss) Recognized in Other Income/Expense(2)
Cash Flow Hedges by Income Statement Caption	2013	2012	2013	2012	2013	2012
Sales to customers (3)	$45	45	49	(58)	2	(1)
Cost of products sold (3)	271	103	69	(98)	23	(4)
Research and development expense (3)	24	(42)	16	19	(4)	(1)
Interest (income)/Interest expense, net (4)	17	11	(10)	(16)	—	—
Other (income) expense, net (3)	(13)	(65)	(17)	29	(4)	—
Total	$344	52	107	(124)	17	(6)
All amounts shown in the table above are net of tax.

(1)	Effective portion

(2)	Ineffective portion

(3)	Forward foreign exchange contracts

(4)	Cross currency interest rate swaps

For the fiscal years ended December 29, 2013 and December 30, 2012, a gain of $32 million and a gain of $48 million, respectively, was recognized in Other (income) expense, net, relating to forward foreign exchange contracts not designated as hedging instruments.
Fair value is the exit price that would be received to sell an asset or paid to transfer a liability. Fair value is a market-based measurement determined using assumptions that market participants would use in pricing an asset or liability. The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value. The levels within the hierarchy are described below with Level 1 having the highest priority and Level 3 having the lowest.
The fair value of a derivative financial instrument (i.e., forward foreign exchange contracts, interest rate contracts) is the aggregation by currency of all future cash flows discounted to its present value at the prevailing market interest rates and subsequently converted to the U.S. Dollar at the current spot foreign exchange rate. The Company does not believe that fair values of these derivative instruments materially differ from the amounts that could be realized upon settlement or maturity, or that the changes in fair value will have a material effect on the Company’s results of operations, cash flows or financial position. The Company also holds equity investments which are classified as Level 1 because they are traded in an active exchange market. The Company did not have any other significant financial assets or liabilities which would require revised valuations under this standard that are recognized at fair value.

The following three levels of inputs are used to measure fair value:
Level 1 — Quoted prices in active markets for identical assets and liabilities.
Level 2 — Significant other observable inputs.
Level 3 — Significant unobservable inputs.
The Company’s significant financial assets and liabilities measured at fair value as of December 29, 2013 and December 30, 2012 were as follows:

				2013	2012
(Dollars in Millions)	Level 1	Level 2	Level 3	Total	Total (1)
Derivatives designated as hedging instruments:
Assets:
Forward foreign exchange contracts	$—	537	—	537	423
Interest rate contracts (2)	—	169	—	169	98
Total	—	706	—	706	521
Liabilities:
Forward foreign exchange contracts	—	133	—	133	252
Interest rate contracts (3) (4)	—	26	—	26	10
Total	—	159	—	159	262
Derivatives not designated as hedging instruments:
Assets:
Forward foreign exchange contracts	—	25	—	25	75
Liabilities:
Forward foreign exchange contracts	—	29	—	29	23
Other investments (5)	$333	—	—	333	1,247

(1)	2012 assets and liabilities are all classified as Level 2 with the exception of Other investments of $1,247 million, which are classified as Level 1.

(2)	Includes $169 million and $96 million of non-current assets for the fiscal years ending December 29, 2013 and December 30, 2012, respectively.

(3)	Includes $19 million and $4 million of non-current liabilities for the fiscal years ending December 29, 2013 and December 30, 2012, respectively.

(4)	Includes cross currency interest rate swaps and interest rate swaps.

(5)	Classified as non-current other assets. The change in the fair value from December 30, 2012 was primarily due to the sale of Elan American Depositary Shares.

See Notes 2 and 7 for financial assets and liabilities held at carrying amount on the Consolidated Balance Sheet.